SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 26, 2002
                                                (November 25, 2002)
                                                -------------------


                                ATEC GROUP, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


       Delaware                       0-22710                 13-3673965
-------------------------           ------------          -------------------
(State or other jurisdic-           (Commission             (IRS Employer
 tion of incorporation)             File Number)          Identification No.)


         69 Mall Drive, Commack, New York                     11725
     ----------------------------------------               ----------
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (631) 543-2800
                                                     --------------

Item 5.  Other Events and Regulation FD Disclosure:
         ------------------------------------------

         On November 26, 2002, ATEC Group, Inc. ("ATEC") announced that it entered into an agreement to acquire all of the outstanding capital stock of Interpharm, Inc. in exchange for common stock and preferred stock of ATEC. Interpharm is a manufacturer and distributor of generic pharmaceuticals based in Long Island, New York.

         Mona Rametra, a shareholder of Interpharm and a party to the transaction is the daughter-in-law of Surinder Rametra, the chairman of ATEC, and the daughter of Dr. Maganlal Sutaria, the chief executive officer of Interpharm.

         In connection with the acquisition of Interpharm, ATEC also has entered into an agreement to sell its computer operations and to assign substantially all of its liabilities to certain members of its management for cash and notes. The members of management who are participants to the management buy-out are Ashok Rametra, Balwinder ("B.J.") Singh Bathla, Rajnish Rametra and Arvin Gulati. Ashok Rametra and Rajnish Rametra are brothers of Surinder Rametra.

         For a more detailed description of the acquisition of Interpharm and the management buy-out see (a) the Capital Stock Exchange Agreement, dated November 25, 2002, attached hereto as Exhibit 2.1; (b) the Asset Purchase Agreement, dated November 25, 2002, attached hereto as Exhibit 2.2; and (c) ATEC's press release, dated November 26, 2002, attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c) Exhibits.
             --------

Exhibit No.       Description.
-----------       -----------
   2.1            Capital Stock Exchange Agreement, among ATEC, Interpharm, Raj
                  Sutaria, Mona Rametra, Ravi Sutaria and Perry Sutaria, dated
                  November 25, 2002

   2.2 Asset Purchase Agreement, between ATEC and Baar Group, Inc., dated November 25, 2002

   99.1           Press release of ATEC Group, Inc., dated November 26, 2002


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ATEC GROUP, INC.

November 26, 2002                         By: /s/ JAMES CHARLES
                                              ---------------------------------
                                              James Charles
                                              Chief Financial Officer


                                        3